Supplement dated Dec. 1, 2005*
                      to the Prospectus dated Oct. 28, 2005
            for RiverSource(SM) Variable Portfolio Funds S-6466 99 Y (10/05)


In the "Fees and Expenses" section of the prospectus, in the table for "Annual Fund Operating Expenses," information for the RiverSource VP - Core Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - Small Cap Value Fund, and the footnote (j) have been replaced with the following:

                                                   Management                 Other           Fee waiver/expense     Net
Fund                                                  fees     12b-1 fees   expenses    Total  reimbursement(j)   expenses
VP - Core Bond Fund                                   0.63%       0.13%       0.27%     1.03%        0.20%          0.83%
VP - Global Inflation Protected Securities Fund       0.49%       0.13%       0.27%     0.89%        0.17%          0.72%
VP - Small Cap Value Fund                             0.97%       0.13%       0.18%     1.28%        0.07%          1.21%

(j) RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed: 0.83% for RiverSource VP - Core Bond Fund, 1.75% for RiverSource VP - Emerging Markets Fund, 0.72% for RiverSource VP - Global Inflation Protected Securities Fund, 0.99% for RiverSource VP - Income Opportunities Fund, 1.05% for RiverSource VP - Large Cap Value Fund, 1.10% for RiverSource VP - Mid Cap Growth Fund, 1.08% for RiverSource VP - Mid Cap Value Fund, 0.50% for RiverSource VP - S&P 500 Index Fund, 1.15% for RiverSource VP - Select Value Fund and 1.25% for RiverSource VP - Small Cap Value Fund.


In the "Fees and Expenses" section of the prospectus, in the Example table, information for the RiverSource VP - Core Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund and RiverSource VP - Small Cap Value Fund has been replaced with the following:

Fund                                                 1 year      3 years     5 years  10 years
VP - Core Bond Fund                                    $85        $308        $550     $1,246
VP - Global Inflation Protected Securities Fund        $74        $267        $477     $1,085
VP - Small Cap Value Fund                             $123        $399        $697     $1,544

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

S-6466-67 A (12/05)

* Valid until next prospectus update.